UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 20, 2011
Date of Report
(Date of earliest event reported)

First Federal Bancshares of Arkansas, Inc.
(Exact name of registrant as specified in its charter)

Arkansas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1401 Highway 62-65 North, Harrison, Arkansas	72601
(Address of principal executive offices)	(Zip Code)

(870) 741-7641
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.     Material Modification to the Rights of Security Holders.

On July 20, 2011, First Federal Bancshares of Arkansas, Inc., a Texas corporation (the “Company”) completed its reincorporation from the State of Texas to the State of Arkansas.  The reincorporation was accomplished pursuant to a plan of conversion, which was approved by the shareholders of the Company on June 22, 2011 (the “Plan of Conversion”).  The Plan of Conversion is filed herewith as Exhibit 2.1, and is incorporated herein by reference.

The reincorporation of the Company did not result in any change in the name, business, management, fiscal year, accounting, location of the principal executive officers, assets or liabilities of the Company.  In addition, the Company’s common stock will continue to trade on the NASDAQ Global Market under the symbol “FFBH.”  Shareholders are not required to exchange Company shares in connection with the reincorporation since shares in the Texas-incorporated Company are deemed to represent an equal number of shares in the Arkansas-incorporated Company.

As of July 20, 2011, the effective date of the reincorporation, the rights of the Company’s shareholders began to be governed by the Arkansas Business Corporation Act, the articles of incorporation of the Arkansas-incorporated Company (the “Arkansas Articles of Incorporation”) and the bylaws of the Arkansas-incorporated Company (the “Bylaws”).

Additional information about the reincorporation and a comparison of the rights of shareholders of the Texas-incorporated Company and the Arkansas-incorporated Company can be found in the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on May 17, 2011.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please see the disclosure set forth under Item 3.03, which is incorporated by reference into this Item 5.03. The Arkansas Articles of Incorporation and Arkansas Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

2.1	Plan of Conversion, dated as of June 22, 2011

3.1	Articles of Incorporation of First Federal Bancshares of Arkansas, Inc., an Arkansas corporation

3.2	Bylaws of First Federal Bancshares of Arkansas, Inc., an Arkansas corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.

By:	/s/ Larry J. Brandt
Name:	Larry J. Brandt
Title:	Chief Executive Officer

Date:  July 21, 2011

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Plan of Conversion, dated as of June 22, 2011

3.1	Articles of Incorporation of First Federal Bancshares of Arkansas, Inc., an Arkansas corporation

3.2	Bylaws of First Federal Bancshares of Arkansas, Inc., an Arkansas corporation